EXHIBIT 10.20

                            MODIFICATION AGREEMENT

    This agreement (the "Modification Agreement") is made and entered into effective January 2, 1999, by and among SYDSON ENERGY, Inc. ("Borrower") and THE MERIDIAN RESOURCE CORPORATION ("the Company").

                                   RECITALS

    Borrower is legally indebted to the Company for the payment of the indebtedness, both outstanding principal and accrued, unpaid interest, evidenced by a promissory note (the "Note") dated December 31, 1997, in the original principal amount of $1,510,698.98, executed by Borrower, bearing interest and being payable as therein set out to the Company.

    Borrower desires to modify the amount and manner of payment of the Note. The Company, the legal owner and holder of the Note, in consideration of the premises and at the request of Borrower, has agreed to modify the manner of payment of the Note as herein provided and confirm the outstanding balance of the Note.

                                   AGREEMENT

    In consideration of the modification of the manner of payment of the Note as herein set forth by the Company, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Company agree as follows:

    1. Borrower acknowledges and agrees that as of the execution date of this Modification Agreement:

         A.   The outstanding principal balance of the Note is $1,210,698.98;

         B. The Note is in full force and effect as therein written and as herein modified; and,

         C. Borrower does not have any defenses to the performance of Note or this Modification Agreement.

    2. Borrower renews the Note and the indebtedness evidenced thereby and promises to pay to the order of the Company, in the City of Houston, Harris County, Texas, the sum of $1,210,698.98, as follows:

              The principal of the Note shall be due and payable on January 1, 2000 when the outstanding principal on the Note shall be payable in full. Interest computed on the unpaid principal balance hereof shall be due and payable annually as it accrues on the same dates as, but in addition to, said principal installments.

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    3. Borrower hereby reaffirms:

         A. The Note and agrees to pay both principal and interest as same become due and payable under the Note, as modified hereby; and,

         B. Borrower's agreement that the modification, evidenced hereby shall, in no manner, affect or impair the Note, the purposes hereof being to modify the time and manner of payment of the Note all of which are acknowledged by Borrower to be valid and subsisting.

    4. Borrower hereby expressly warrants, covenants and agrees with the Company, that no Event of Default has occurred under the terms of the Note.

    5. Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or the Company and any other action or conduct undertaken by Borrower and/or the Company on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Company's consent to modify the terms and provisions of the Note in the manner set forth herein. Accordingly, no express or implied consent to any further modifications of the Note, whether any such modifications involve any of the matters set forth in this Modification Agreement or otherwise, shall be inferred or implied from the Company's execution of this Modification Agreement. Further, the Company's execution of this Modification Agreement shall not constitute a waiver, either express or implied, of the requirement that any further modification of the Note shall require the express written approval of the Company and no such approval, either express or implied, has been given as of the date hereof.

    6. The parties hereto acknowledge the following matters:

         A.   They have carefully reviewed this Modification Agreement.

         B. They understand the meaning and effect hereof and have willingly entered into and executed this Modification Agreement for the herein stated consideration which is contractual and not merely recital.

         C. This Modification Agreement states the entire agreement of the parties and supersedes any and all prior and contemporaneous negotiations and agreements, and all prior and contemporaneous negotiations, oral or written, are incorporated herein or, if not so incorporated herein, are deemed to have been abandoned.

         D. This Modification Agreement may be amended only by written instrument signed by all of the parties hereto and a breach hereof may be waived only by written waiver signed by the party granting the waiver and the waiver of any breach hereof shall not operate or be construed as a waiver of any other similar or prior or subsequent breach hereof.

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    7. Except as amended and modified herein, the Note shall remain in full force and effect.

    Executed effective the day and year first above written.


                                            SYDSON ENERGY, INC.



                                            By:/s/MICHAEL J. MAYELL
                                                  MICHAEL J. MAYELL, President

                                            "BORROWER"


                                            THE MERIDIAN RESOURCE
                                            CORPORATION



                                            By:/s/JOSEPH A. REEVES
                                                  JOSEPH A. REEVES, JR., CEO

                                            "THE COMPANY"

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